                                      GAS TRANSPORTATION AGREEMENT





                                                 BETWEEN





                                   TEXAS GAS TRANSMISSION CORPORATION





                                                   AND





                                   LOUISVILLE GAS AND ELECTRIC COMPANY






                                         DATED NOVEMBER 1, 1993

                                                  INDEX




                                                                       Page
                                                                       No.

ARTICLE I             Definitions                                      1

ARTICLE II            Transportation Service                           1

ARTICLE III           Scheduling and Transportation                    2
                      Limitations

ARTICLE IV            Points of Receipt, Delivery,
                      and Supply Lateral Allocation                    3

ARTICLE V             Term of Agreement                                3

ARTICLE VI            Point(s) of Measurement                          3

ARTICLE VII           Facilities                                       4

ARTICLE VIII          Rates and Charges                                4

ARTICLE IX            Miscellaneous                                    5

                      EXHIBIT "A"
                      FIRM POINT(S) OF RECEIPT

                      EXHIBIT "A-I"
                      SECONDARY POINT(S) OF RECEIPT

                      EXHIBIT "B"
                      FIRM POINT(S) OF DELIVERY

                      EXHIBIT "C"
                      SUPPLY LATERAL CAPACITY

                      STANDARD FACILITIES KEY

                                      FIRM TRANSPORTATION AGREEMENT

        THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between Texas Gas Transmission Corporation, a Delaware corporation, hereinafter referred to as "Texas Gas," and Louisville Gas and Electric Company, a Kentucky corporation, hereinafter referred to as "Customer,"

                                               WITNESSETH:

        WHEREAS, Customer has natural gas which cannot be moved into its system through its existing facilities; and

        WHEREAS, Texas Gas has the ability in its pipeline system to move natural gas for the account of Customer; and

        WHEREAS, Customer desires that Texas Gas transport such natural gas for the account of Customer; and

        WHEREAS, Customer and Texas Gas are of the opinion that the transaction referred to above falls within the provisions of
Section 284.223 of Subpart G of Part 284 of the Federal Energy Regulatory Commission's (Commission) regulations and the blanket certificate issued to Texas Gas in Docket No. CP88-686-000, and can be accomplished without the prior approval of the Commission;

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto covenant and agree as follows:

                                                ARTICLE I

Definitions

1.1 Definition of Terms of the General Terms and Conditions of Texas Gas's FERC Gas Tariff on file with the Commission is hereby incorporated by reference and made a part of this Agreement.

                                               ARTICLE II

Transportation Service

2.1 Subject to the terms and provisions of this Agreement, Customer agrees to deliver or cause to be delivered to Texas Gas, at the Point(s) of Receipt in Exhibit "A" hereunder, Gas for Transportation, and Texas Gas agrees to receive, transport, and re-deliver, at the Point(s) of Delivery in Exhibit "B" hereunder, Equivalent Quantities of Gas to Customer or for the account of Customer, in accordance with Section 3 of Texas Gas's effective FT Rate Schedule and the terms and conditions contained herein, up to 30,000 MMBtu per day during the winter season, and up to 30,000 MMBtu per day during the summer season which shall be Customer's

Firm Transportation Contract Demand, and up to 4,530,000 MMBtu during the winter season, and up to 6,420,000 MMBtu during the summer season, which shall be Customer's Seasonal Quantity Levels.

2.2 Customer shall reimburse Texas Gas for the Quantity of Gas required for fuel, company use, and unaccounted for associated with the transportation service hereunder in accordance with Section 16 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff. The applicable fuel retention percentage(s) is shown on Exhibit "A". Texas Gas may adjust the fuel retention percentage as operating circumstances warrant; however, such change shall not be retroactive. Texas Gas agrees to give Customer thirty (30) days written notice before changing such percentage.

2.3 Texas Gas, at its sole option, may, if tendered by Customer, transport daily quantities in excess of the Transportation Contract Demand.

2.4 In order to protect its system, the delivery of gas to its customers and/or the safety of its operations, Texas Gas shall have the right to vent excess natural gas delivered to Texas Gas by Customer or Customer's supplier(s) in that part of its system utilized to transport gas received hereunder. Prior to venting excess gas, Texas Gas will use its best efforts to contact Customer or Customer's supplier in an attempt to correct such excess deliveries to Texas Gas. Texas Gas may vent such excess gas solely within its reasonable judgment and discretion without liability to Customer, and a pro rata share of any gas so vented shall be allocated to Customer. Customer's pro rata share shall be determined by a fraction, the numerator of which shall be the quantity of gas delivered to Texas Gas at the Point of Receipt by Customer or Customer's suppliers in excess of Customer's confirmed nomination and the denominator of which shall be the total quantity of gas in excess of total confirmed nominations flowing in that part of the Texas Gas's system utilized to transport gas, multiplied by the total quantity of gas vented or lost hereunder.

2.5 Any gas imbalance between receipts and deliveries of gas, less fuel and PVR adjustments, if applicable, shall be cleared each month in accordance with Section 17 of the General Terms and Conditions in Texas Gas's FERC Gas Tariff. Any imbalance remaining at the termination of this Agreement shall also be cashed-out as provided herein.

                                               ARTICLE III

Scheduling

3.1 Customer shall be obligated five (5) working days prior to the end of each month to furnish Texas Gas with a schedule of the estimated daily quantity(ies) of gas it desires to be received, transported, and re-delivered for the following month. Such schedules will show the quantity(ies) of gas Texas Gas will receive from Customer at the Point(s) of Receipt, along with the identity of the supplier(s) that is delivering or causing to be delivered to Texas Gas quantities for Customer's account at each Point of Receipt for which a nomination has been made.

3.2 Customer shall give Texas Gas, after the first of the month, at least twenty-four (24) hours notice prior to the commencement of any day in which Customer desires to change the quantity(ies) of gas it has scheduled to be delivered to Texas Gas at the Point(s) of Receipt. If Customer's nomination change does not require Texas Gas to interrupt service to another Customer, Texas Gas will agree to waive this 24-hour prior notice and implement nomination changes requested by Customer to commence in such lesser time frame subject to Texas Gas's being able to confirm and verify such nomination change at both Receipt and Delivery Points, and receive PDAs reflecting this nomination change at both Receipt and Delivery Points. Texas Gas will use its best efforts to make the nomination change effective at the time requested by Customer; however, if Texas Gas is unable to do so, the nomination change will be implemented as soon as confirmation is received.

                                               ARTICLE IV

Points of Receipt, Delivery, and Supply Lateral Allocation

4.1 Customer shall deliver or cause to be delivered natural gas to Texas Gas at the Point(s) of Receipt specified in Exhibit "A" attached hereto and Texas Gas shall redeliver gas to Customer or for the account of Customer at the Point(s) of Delivery specified in Exhibit "B" attached hereto in accordance with Sections 7 and 15 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

4.2 Customer's preferential capacity rights on each of Texas Gas's supply laterals shall be as set forth in Exhibit "C" attached hereto, in accordance with Section 34 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                                ARTICLE V

Term of Agreement

5.1 This Agreement shall become effective November 1, 1993, and shall remain in full force and effect for a primary term of two (2) years ending October 31, 1995, and year-to-year thereafter, unless cancelled by either party by giving the other party at least 365 days advance written notice prior to the expiration of the primary term or any subsequent roll-over term. Provided however, Texas Gas and Customer agree that, as provided in Section 32.3 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff, Texas Gas will not terminate service to Customer under this Agreement without receiving specific abandonment approval under Section 7 of the Natural Gas Act.

                                               ARTICLE VI

Point(s) of Measurement

6.1 The gas shall be delivered by Customer to Texas Gas and re-delivered by Texas Gas to Customer at the Point(s) of Receipt and Delivery hereunder.

6.2 The gas shall be measured or caused to be measured by Customer and/or Texas Gas at the Point(s) of Measurement which shall be as specified in Exhibits A, A-I, and B herein. In the event of a line loss or leak between the Point of Measurement and the Point of Receipt, the loss shall be determined in accordance with the methods described contained in Section 3, "Measuring and Measuring Equipment," contained in the General Terms and Conditions of First Revised Volume No. 1 of Texas Gas's FERC Gas Tariff.

                                               ARTICLE VII

Facilities

7.1 Texas Gas and Customer agree that any facilities required at the Point(s) of Receipt, Point(s) of Delivery, and Point(s) of Measurement, shall be installed, owned, and operated as specified in Exhibits A, A-I, and B herein. Customer may be required to pay or cause Texas Gas to be paid for the installed cost of any new facilities required as contained in Sections 1.3, 1.4, and 1.5 of Texas Gas's FT Rate Schedule. Customer shall only be responsible for the installed cost of any new facilities described in this
Section if agreed to in writing between Texas Gas and Customer.

                                              ARTICLE VIII

Rates and Charges

8.1 Each month, Customer shall pay Texas Gas for the service hereunder, an amount determined in accordance with Section 5 of Texas Gas's FT Rate Schedule contained in Texas Gas's FERC Gas Tariff and as indicated on Exhibit "A" herein, which Rate Schedule is by reference made a part of this Agreement. The maximum rates for such service consist of a monthly reservation charge multiplied by Customer's firm transportation demand as specified in Section
2.1 herein. The reservation charge shall be billed as of the effective date of this Agreement. In addition to the monthly reservation charge, Customer agrees to pay Texas Gas each month the maximum commodity charge up to Customer's Transportation Contract Demand. For any quantities delivered by Texas Gas in excess of

Customer's Transportation Contract Demand, Customer agrees to pay the maximum FT overrun commodity charge. In addition, Customer agrees to pay:

        (a)    Texas Gas's Fuel Retention percentage(s).

        (b) The currently effective GRI funding unit, if applicable, the currently effective FERC Annual Charge Adjustment unit charge (ACA), the currently effective Take-or-Pay surcharge, or any other then currently effective surcharges, including but not limited to Order 636 Transition Costs.

If Texas Gas declares force majeure which renders it unable to perform service herein, then Customer shall be relieved of its obligation to pay demand charges for that part of its FT Contract Demand affected by such force majeure event until the force majeure event is remedied.

Unless otherwise agreed to in writing by Texas Gas and Customer, Texas Gas may, from time to time, and at any time selectively after negotiation, adjust the rate(s) applicable to any individual Customer; provided, however, that such adjusted rate(s) shall not exceed the applicable Maximum Rate(s) nor shall they be less than the Minimum Rate(s) set forth in the currently effective Sheet No. 10 of this Tariff. If Texas Gas so adjusts any rates to any Customer, Texas Gas shall file with the Commission any and all required reports respecting such adjusted rate.

8.2 In the event Customer utilizes a Secondary Point(s) of Receipt or Delivery for transportation service herein, Customer will continue to pay the monthly reservation charges as described in
Section 8.1 above. In addition, Customer will pay the maximum commodity charge applicable to the zone in which gas is received and re-delivered up to Customer's Transportation Contract Demand and the maximum overrun commodity charge for any quantities delivered by Texas Gas in excess of Customer's winter season or summer season Transportation Contract Demand. Customer also agrees to pay the ACA, Take-or-Pay Surcharge, GRI charges, fuel retention charge, and any other effective surcharges, if applicable, as described in Section 8.1 above.

8.3 It is further agreed that Texas Gas may seek authorization from the Commission and/or other appropriate body for such changes to any rate(s) and terms set forth herein or in Rate Schedule FT, as may be found necessary to assure Texas Gas just and reasonable rates. Nothing herein contained shall be construed to deny Customer any rights it may have under the Natural Gas Act, as amended, including the right to participate fully in rate proceedings by intervention or otherwise to contest increased rates in whole or in part.

8.4 Customer agrees to fully reimburse Texas Gas for all filing fees, if any, associated with the service contemplated herein which Texas Gas is required to pay to the Commission or any agency having or assuming jurisdiction of the transactions contemplated herein.

8.5 Customer agrees to execute or cause its supplier or processor to execute a separate agreement with Texas Gas providing for the transportation of any liquids and/or liquefiables, and agrees to pay or reimburse Texas Gas, or cause Texas Gas to be paid or reimbursed, for any applicable rates or charges associated with the transportation of such liquids and/or liquefiables, as specified in
Section 24 of the General Terms and Conditions of Texas Gas' FERC
Gas Tariff.

                                               ARTICLE IX

Miscellaneous

9.1 Texas Gas's Transportation Service hereunder shall be subject to receipt of all requisite regulatory authorizations from the Commission, or any successor regulatory authority, and any other necessary governmental authorizations, in a manner and form acceptable to Texas Gas. The parties agree to furnish each other with any and all information necessary to comply with any laws, orders, rules, or regulations.

9.2 Except as may be otherwise provided, any notice, request, demand, statement, or bill provided for in this Agreement or any notice which a party may desire to give the other shall be in writing and mailed by regular mail, or by postpaid registered mail, effective as of the postmark date, to the post office address of the party intended to receive the same, as the case may be, or by facsimile transmission, as follows:

                                                Texas Gas

        Texas Gas Transmission Corporation
        3800 Frederica Street
        Post Office Box 1160
        Owensboro, Kentucky 42302

        Attention:        Gas Revenue Accounting (Billings and Statements)
                          Transportation & Exchange (Other Matters)
                          Nomination & Allocation (Nominations)
                          Fax (502) 926-8686

                                                Customer

                          Louisville Gas and Electric Company
                          220 West Main Street
                          Louisville, Kentucky 40202

                          Attention: Mr. Clay Murphy

The address of either party may, from time to time, be changed by a party mailing, by certified or registered mail, appropriate notice thereof to the other party. Furthermore, if applicable, certain notices shall be considered duly delivered when posted to Texas Gas's Electronic Bulletin Board, as specified in Texas Gas's tariff.

9.3 This Agreement shall be governed by the laws of the State of Kentucky.

9.4 Each party agrees to file timely all statements, notices, and petitions required under the Commission's Regulations or any other applicable rules or regulations of any governmental authority having jurisdiction hereunder and to exercise due diligence to obtain all necessary governmental approvals required for the implementation of this Transportation Agreement.

9.5 All terms and conditions of Rate Schedule FT and the attached Exhibits A, A-I, B, and C are hereby incorporated to and made a part of this Agreement.

9.6 This contract shall be binding upon and inure to the benefit of the successors, assigns, and legal representatives of the parties hereto.

9.7 Neither party hereto shall assign this Agreement or any of its rights or obligations hereunder without the consent in writing of the other party. Notwithstanding the foregoing, either party may assign its right, title and interest in, to and by virtue of this Agreement including any and all extensions, renewals, amendments, and supplements thereto, to a trustee or trustees, individual or corporate, as security for bonds or other obligations or securities, without such trustee or trustees assuming or becoming in any respect obligated to perform any of the obligations of the assignor and, if any such trustee be a corporation, without its being required by the parties hereto to qualify to do business in the state in which the performance of this Agreement may occur, nothing contained herein shall require consent to transfer this Agreement by virtue of merger or consolidation of a party hereto or a sale of all or substantially all of the assets of a party hereto, or any other corporate reorganization of a party hereto.

9.8 This Agreement insofar as it is affected thereby, is subject to all valid rules, regulations, and orders of all governmental authorities having jurisdiction.

9.9 No waiver by either party of any one or more defaults by the other in the performance of any provisions hereunder shall operate or be construed as a waiver of any future default or defaults whether of a like or a different character.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective representatives thereunto duly authorized, on the day and year first above written.

ATTEST:                                 TEXAS GAS TRANSMISSION CORPORATION

______________________                  By  Kathy Kirk
Secretary                                     Vice President



WITNESSES:                              LOUISVILLE GAS AND ELECTRIC COMPANY


______________________                  By   Wendy C. Heck
                                              Vice President

______________________                  Attest:  Beverly J. Bradford
                                                     Secretary
Date of Execution by Customer:

10-22-93
___________________________

                                      Firm Transportation Agreement
                                           Contract No.  T4041

                                               Exhibit "A"
                                        Firm Point(s) of Receipt

                                   LOUISVILLE GAS AND ELECTRIC COMPANY


       Meter                                  Daily Firm                    Fuel Use/            Loss(%)
Zone       Number      Name                     Capacity (MMBtu)              Winter             Summer


SL         2740        Superior-Pure                       4,047              2.68               2.02
SL         2790        Henry Hub                          10,275              2.68               2.02
SL         9836        Texaco-Dog Lake                     5,138              2.68               2.02
SL         2845        Lake Pagie                          5,911              2.68               2.02
SL         9471        Sohio                              10,276              2.68               2.02
SL         9383        WC 293/HI 167/                      3,402              2.68               2.02
                       HI 167-166
SL         8170        Iowa                                  659              2.68               2.02

Notes:1)        Further information on Receipt Point Description,
                Facilities, and MAOP can be found under the Receipt Point tab in Texas Gas's Gas Quest Manual.

                       Demand                   Commodity

FT Charges:

                                             Exhibit "A - I"
                                       Secondary Points of Receipt

                                                 SUPPLY

Lateral      Segment               Meter No.     Supply Point

North Louisiana
   Carthage - Haughton
                                   2102            Champlin
                                   9805            Delhi
                                   9051            Grigsby
                                   9860            Nelson-
                                                   Greenwood/
                                                   Waskom
                                   8116            Texas Eastern
                                                   -Sligo
                                   9884            Valero
                                                   -Carthage
   Haughton - Sharon
                                   8003            Barksdale
                                   2455            Beacon
                                   9866            Cornerstone
                                                   -Ada
                                   2173            Crystal Oil
                                                   -West
                                                   Arcadia
                                   2340            F.E.
                                                   Hargraves-
                                                   Minden
                                   2186            LGI #1
                                   2456            McCormick
                                   2459            Minden Pan-
                                                   Am #1
                                   2457            Minden-Hunt
                                   9819            Nelson-Sibley
                                   9461            Olin-McGoldrick
                                   2760            Sligo Plant
                                   9834            Texaco-Athens
   Sharon - East
                                   2631            Calhoun Plant
                                   2202            Ergon-Monroe
                                   8760            Lonewa
                                   8020            MRT-Bastrop
                                   9302            Munce
                                   9812            Par   Minerals/Downsville
                                   9823            Reliance
                                                   -Bernice
                                   2612            Reliance-
                                                   West Monroe

                                             Exhibit "A - I"
                                       Secondary Points of Receipt
                                                 SUPPLY

LATERAL      SEGMENT               METER NO.     SUPPLY POINT

      Sharon (Cont.)               2634            Southwest
                                                   -Guthrie
   Sharon
                                   2145            Claiborne
                                   2010            Fina Oil-HICO

                                   9818            PGC-Bodcaw
                                   2757            Texas Eastern-
                                                   Sharon
                                   2756            Texas Eastern- Sharon
                                                   (Master List)
West
   Iowa-Eunice                     2091            Caribbean-China #1
                                   2092            Caribbean-China #2
                                   2093            Caribbean-China #3
                                   9038            Coastal/ANR-Iowa
                                   9839            Great Southern -
                                                   Woodlawn
                                   8170            Iowa
                                   9445            Kilroy Riseden -
                                                   Woodlawn
                                   9890            Source Petroleum - S.
                                                   Elton #1
                                   9896            Source Petroleum - S.
                                                   Elton #2
                                   2883            Tee Oil-Woodlawn
                                   9802            Trimble No. 1
   Mallard Bay-Woodlawn
                                   2140            California Co.- South
                                                   Thornwell
                                   2615            Caroline Hunt Sands -
                                                   S. Thornwell
                                   2170            Cockrell-North
                                                   Chalkley
                                   9828            Denovo-Lake Arthur
                                   2207            Franks Petroleum -
                                                   Chalkley
                                   9028            Gas Energy
                                                   Development-Hayes
                                   2355            Humble-Chalkley
                                   2383            IMC Wintershall -
                                                   Chalkley

                                             Exhibit "A - I"
                                       Secondary Points of Receipt

                                                 SUPPLY

LATERAL      SEGMENT               METER NO.     SUPPLY POINT

   Mallard Bay-Woodlawn                            9848  Lamson Onshore
                                                   -Mallard Bay
                                   8071            LRC-Mallard Bay
                                   9813            Rio Bravo
                                   2701            Samedan-N Chalkley
                                   2635            Shell-Chalkley
   (Cont.)
                                   2266            South Mallard
                                                   -BayAmerical
                                   2822            Superior-S. Thornwell
                                   9879            Total Minatone-Bell
                                                   City
                                   2885            Union Texas-Welsh
                                   2853            Welsh Field
Southwest
   East Cameron-Lowry
                                   2581            E.C. 14
                                   9872            E.C. 9A
                                   2033            Little Cheniere-Arco
                                   2034            Little Cheniere
                                                   -Linder
                                   2392            LRC-Grand Cheniere
   Lowry-Eunice
                                   2860            Lake Arthur
                                   9843            Mobile-Lowry
                                   9446            NGPL - Lowry
                                   2438            Willis Meter Station
                                   2431            Fletcher-Schmeburger
                                   2432            Fletcher-Patterson
                                   2433            Fletcher-IAMS
                                   2434            Fletcher-Young/Bert
                                   2436            Caddo County, OK
                                   2437            Washita County, OK
South
   Egan-Eunice
                                   9851            Booher-Iota
                                   9003            Egan
   Offshore points
   entering at Egan.               9130            E.I. 278/S.S. 247F
                                   9131            E.I. 278/S.S. 248D
                                   9128            E.I. 299/S.S. 271A
                                   9129            E.I. 299/S.S.
                                                   271A/S.S.
                                                   271B

                                             Exhibit "A - I"
                                       Secondary Points of Receipt

                                                 SUPPLY

LATERAL      SEGMENT               METER NO.     SUPPLY POINT

South (Cont.)                      9122            E.I. 320/325A
                                   9123            E.I. 342/366A
                                   2793            E.I. 342/372A
                                   9399            E.I. 342/384A
                                   2787            E.I. 342A
                                   2767            E.I. 342C
                                   2786            E.I. 343B
     Offshore points               9363            E.I. 349/349A
     entering at                   9364            E.I. 349/349A/349B
     Egan (Cont.)                  9369            E.I. 365A/365A/348
                                   2781            S.S. 247F
                                   2776            S.S. 248D
                                   2778            S.S. 271A
                                   2785            S.S. 271B/271A/271B
                                   2788            E.I. 365
                                   9342            Vermillion 255/256E
                                   2774            Vermillion 256D
                                   9105            Vermillion 267/275A
                                   9340            Vermillion 267/287A
                                   9341            Vermillion
                                                   267/287A/276
                                   9374            Vermillion 267/289A
                                   2782            Vermillion 267C
                                   2770            Vermillion 267F
                                   9159            Vermillion
                                                    267/287A/277
Southeast
   Lafayette - Eunice
                                   2153            Branch-Cox
                                   2125            Calif. Co.-North
                                                   Duson
                                   2137            California Co.-South
                                                   Bosco #1
                                   2138            California Co.-South
                                                   Bosco #2
                                   2600            Cayman-anslem Coulee
                                   9852            CNG-South Rayne
                                   2389            Duson
                                   9837            Excel-Judice
                                   8068            Exch. O&G-No. Maurice
                                   2601            Fina Oil-anslem
                                                   Coulee
                                   8041            Florida
                                   2290            Gulf Transport-Church
                                                   Pt

                                             Exhibit "A - 1"
                                       Secondary Points of Receipt

                                                 SUPPLY

LATERAL      SEGMENT               METER NO.     SUPPLY POINT

Southeast (Cont.)                  2148            Maurice Cox
                                   9906            Quintana-South Bosco
                                   9005            Rayne-Columbia Gulf
                                   2045            Riceland-North
                                                   Tepetate
                                   8067            South Scott
                                   2810            Tidewater-North Duson
                                   8053            Youngsville
   Henry-Lafayette
                                   8190            Faustina-Henry
                                   2790            Henry Hub
                                   9822            Cities Service-Nunez
   Maurice - Freshwater
                                   2147            CNG-Hell Hole Bayou
                                   2203            Deck Oil-Perry/Hope
                                   9808            Duhon/Parcperdue
                                   9044            EDC-N. Parcperdue
                                   9160            LLOG-Abbeville
                                   2394            LRC-Theall
                                   9800            May Petroleum
                                   2424            Mccain-Maurice
                                   2748            Parc Perdue
                                   2749            Parc Perdue 2
                                   9830            R&R Res-Abbeville
                                   2706            Sun Ray
                                   2840            Unical-N Fresh Bayou
   Morgan City - Lafayette
                                   2064            Amoco-Charenton
                                   9803            Atlantic
                                   9809            BH Petroleum-SE Avery
                                   2080            Bayou Sale-British Am
                                   2085            British American-
   Ramos                           9425            Charenton
                                   9047            Florida Gas-E.B.
                                                   Pigeon
                                   2454            FMP/Bayou Postillion
                                   2750            FMP/S Bayou Pigeon
                                   8059            Franklin
                                   2208            Frantzen
                                   9898            Hadson-East Bayou
                                                   Pigeon
                                   2188            Lamson
                                   9811            Lanaux-Jeff Island

                                             Exhibit "A - I"
                                       Secondary Points of Receipt

                                                 SUPPLY

LATERAL      SEGMENT               METER NO.     SUPPLY POINT

Southeast (Cont.)                  9854            Linder Oil-Bayou
                                                   Penchant
                                   9853            Linder Oil-
                                                   Garden City
                                   2189            Rutledge Deas
                                   2636            Shell-Bayou Pigeon
                                   9902            Smith Production
                                                   -Charenton
                                   2035            Southwest-Jeanerette
                                   9895            Texaco-Bayou Sale
                                   8205            Transco-Myette Point
                                   9829            Trunkline-Centerville
   Morgan City -
     Lafayette                     2832            Union Oil-Bayou
                                                   Pigeon
                                   9350            Vulcan
                                   9835            W.T. Burton-Lake
                                                   Palourde
                                   9040            ANR-Calumet (Rec.)
   Offshore points
   entering at Calumet                             2583  EI 273A
                                   2158            EI 273A/273A/284B
                                   2584            EI 273B
                                   2834            EI 276C
                                   2771            EI 287D
                                   2151            EI 292B
                                   9339            EI 292B/286I
                                   2550            EI 293/308/315
                                   2773            EI 307E
                                   2154            EI 309C
                                   2155            EI 309G
                                   2157            EI 309H
                                   9886            EI 309H/309H/309J
                                   2156            EI 314F/309C/314F
                                   2780            SMI 11C
                                   2425            SMI 161
                                   2783            SS 204/219

   Blk. 8-Morgan City              2198            Bois D'Arc
                                   9142            Bois D'Arc-Pelican
                                                   Lake
                                   2109            Chevron-Block 8
                                   2638            Coon Point
                                   2845            Lake Pagie
                                   9817            Linder Oil-Bayou
                                                   Piquant
                                   2460            Peltex Deep Saline #1
                                   2480            SS 41

                                             Exhibit "A - I"
                                       Secondary Points of Receipt

                                                 SUPPLY

LATERAL      SEGMENT               METER NO.     SUPPLY POINT

Southeast (Cont.)                  9471            Sohio
                                   9888            Star Oil & Gas-
                                                   Bay Junop
                                   2755            Texaco-Bay Junop
                                   9836            Texaco-Dog Lake
                                   2463            Toce Oil
                                   2850            Union Oil-N. Lake
                                                   Pagie
                                   9883            Zeit-Lake Pagie
   Thibodaux-
   Morgan City                     2250            A. Glassell
                                                   -Chacahoula
                                   2047            Alliance Exploration
                                   9029            Coastal-Chacahoula
                                   2835            Lake Palourde
                                   9873            Linder Oil-Chacahoula
                                   2440            Magna-Chacahoula #1
                                   2445            Magna-St. John #2
                                   2470            Patterson-Chacahoula
                                   2135            Simon Pass
East
   Bosco-Eunice
                                   2015            Amerada Hess
                                   2016            Amerada Hess-
                                                   South Lewisburg
                                   2385            D.B. Mcclinton #1
                                   2240            Faul Energy
                                   9844            Germany Oil-
                                                   Church Point
                                   2288            Great Southern-Mowata
                                                   #2
                                   9804            Great Southern-Mowata
                                                   #3
                                   2289            Great Southern-South
                                                   Lewisburg
                                   8145            Ritchie
                                   9119            Sevarg
                                   2740            Superior-Pure
HIOS         Offshore points
             entering at           9035            ANR-Eunice
             ANR-Eunice            9135            WC 167/HIOS Main Line

                                                   HI 247
                                                   2868  HIA-244A/A-231

                                             Exhibit "A - I"
                                       Secondary Points of Receipt

                                                 SUPPLY

LATERAL      SEGMENT               METER NO.     SUPPLY POINT

HIOS         Offshore points                       HI 283
                                   9894            HIA-283/A-231A
                                   2855            HIA-285/A-282

                                                   HI 303
                                   2858            HIA-302A/A-303
   entering at ANR                 2863            HIA-334A/A-335
   Eunice (Cont.)                  9327            HIA-345/A-325A

                                                   HIA-498
                                   2536            HIA-498/462/VARIOUS
                                   2867            HIA-462
                                   9375            HIA-477/A-462/A-486
                                   2534            HIA-498/A-489
                                   2533            HIA-498/A-489/A-474
                                   2535            HIA-498/A-489/A-499
                                   9371            HIA-498/A-490
                                   2856            HIA-498/A-517

                                                   HIA-539
                                   2537            HIA-539/A-480
                                   9365            HIA-539/A-511
                                   9376            HIA-539/A-532
                                   9328            HIA-539/A-550
                                   9901            HIA-539/A-552/A-551
                                   9889            HIA-539/A-552/A-553
                                   2539            HIA-539/A-567
                                   9380            HIA-539/A-568

                                                   HIA-555
                                   2857            HIA-531A
                                   2861            HIA-536C
                                   2862            HIA-537B
                                   9127            HIA-537B/A-537D/A-556
                                   9308            HIA-555
                                   9125            HIA-555/A-537D/A-556
                                   9887            HIA-555/A-557A/A-556

                                                   HIA-573
                                   2859            HIA-573B COMPLEX
                                   9909            HIA-573/A-384/GB 224
                                   2542            HIA-595CF COMPLEX

                                             Exhibit "A - I"
                                       Secondary Points of Receipt

                                                 SUPPLY

LATERAL      SEGMENT               METER NO.     SUPPLY POINT

HIOS (Cont.)                                       HIA-582
   Offshore points                 9165            HIA-582/A-561A
   entering at ANR-                9133            HIA-582/EB 110
   Eunice (Cont.)                  9134            HIA-582/EB 165
                                   9377            HIA-582/EB
                                                   -160/VARIOUS
W.C. 294
   entering at ANR                 9026            WC 167/132
   Eunice (Cont.)                  9396            WC 293/HI 120/HI
                                                   120-128
                                   9383            WC 293/HI 167/HI 167
                                                   -166
                                   2838            WC 294
                                   9136            WC 167/Near Shore
Mainline
   Bastrop-Eunice
                                   2020            Arkla-Perryville
                                   9870            Channel Explo.
                                                   -Chicksaw Creek
                                   9826            Delhi-Ewing
                                   8112            Evangeline
                                   2361            Guffrey-Millhaven
                                   9877            Hadson
                                                   -Olla/Summerville
                                   9814            Hogan-Davis Lake
                                   8147            Mamou
                                   8063            Pineville (LIG)
                                   3800            Pooling Receipt-
                                                   Zone O
                                   9832            Wintershall-Clarks
   Bastrop-North
                                   2399            ANR-Slaughters
                                   2061            BeeHunter
                                   2072            Blair
                                   8125            Dyersburg
                                   2373            HarKen/Addison-G #1
                                   2352            HarKen/Cox
                                   2376            HarKen/I.C.C. #12
                                   2379            HarKen/I.C.C. #15
                                   2022            HarKen/I.C.C. #16
                                   2381            HarKen/I.C.C. #17
                                   2367            HarKen/I.C.C. #9
                                   9530            HarKen/Murray

                                             Exhibit "A - I"
                                       Secondary Points of Receipt

                                                 SUPPLY

LATERAL      SEGMENT               METER NO.     SUPPLY POINT

Mainline (Cont.)
                                   2362            HarKen/P. Gannon
                                                   Est. #1

   Bastrop-North (Cont.)
                                   2351            HarKen/Qualls
                                   2966            HarKen/Stearman #1
                                   2960            HarKen/W. Ky. #1
                                   2962            HarKen/W. Ky. #2
                                   2375            HarKen/W. Ky. #6
                                   2087            Heathville-Trenton
                                   9303            Helena #2
                                   9876            Hux Oil-Russellville
                                   1715            Lebanon-Columbia
                                   1247            Lebanon-Congas
                                   1859            Lebanon-Texas Eastern
                                   9527            Liberty-South Hill
                                   3801            Pooling Receipt-
                                                   Zone 1
                                   9525            Pride Energy No. 1
                                   9931            Reynolds-Narge Creek
                                   2648            Spears
                                   5700            Storage Receipt
                                   9868            United Cities
                                                   -Barnsley

                                                                    EXHIBIT "B"
                                                             FIRM POINT(S) OF DELIVERY

                                                        LOUISVILLE GAS AND ELECTRIC COMPANY

                                                                                       Firm Capacity
Point     Meter                                                                        (MMBtu/D)            MAOP          MDP*
 No.      No.      Name/Description                              Facilities        Winter      Summer       (psig)        (psig)

1.        1529     Louisville Gas and Electric Company                             30,000      30,000
                   BARDSTOWN ROAD - LON 85-36-0, LAT 38-12-0,
                     Jefferson County, KY                        (1)                                        674           400
                   BEDFORD-LG&E - LON 85-18-15, LAT 38-34-30,
                     Trimble County, KY                          (1)                                        810           400
                   CRESTWOOD - LON 85-25-15, LAT 38-20-0,
                     Oldham County, KY                           (1)                                        810           400
                   DOE RUN - LON 86-2-30, LAT 37-55-30,
                     Meade County, KY                            (1)                                        810           400
                   ELDER PARK - LON 85-25-0, LAT 38-22-0,
                     Oldham County, KY                           (1)                                        810           400
                   ELLINGSWORTH LANE - LON 85-33-0, LAT 38-13-15,
                     Jefferson County, KY                        (1)                                        810           350
                   LAGRANGE - LON 85-24-15, LAT 38-24-0,
                     Oldham County, KY                           (1)                                        810           400
                   PENILE ROAD - LON 85-47-0, LAT 38-6-0,
                     Jefferson County, KY                        (1)                                        674           400
                   PRESTON STREET ROAD - LON 85-41-30, LAT 38-9-45,
                     Jefferson County, KY                        (1)                                        674           400

                                      Firm Transportation Agreement

                                               Exhibit "C"
                                         Supply Lateral Capacity

                                   Louisville Gas and Electric Company






                                              Preferential Rights
          Supply Lateral                                MMBtu/d

Zone 1 Supply Lateral(s)
- ------------------------

North Louisiana Leg:                                            0
                                                           ------
                          Total Zone 1:                         0

Zone SL Supply Lateral(s)
- -------------------------

East Leg:                                                   4,047
Southeast Leg:                                             31,600
South Leg:                                                      0
Southwest Leg:                                                  0
West Leg:                                                   1,637
WC-294:                                                     3,402
HIOS:                                                           0
                                                            -----


          Total Zone SL:                                   40,686
                                                           ------

          Grand Total:                                     40,686
                                                           ------
                                                           ------

                                       STANDARD FACILITIES KEY FOR
                                    EXHIBIT "B", POINT(S) OF RECEIPT
                                    EXHIBIT "C", POINT(S) OF DELIVERY

(1) Measurement facilities are owned, operated, and maintained by Texas Gas Transmission Corporation.

(2) Measurement facilities are owned, operated, and maintained by ANR Pipeline Company.

(3) Measurement facilities are owned, operated, and maintained by Arkansas Louisiana Gas Company.

(4) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Kerr-McGee
           Corporation.

(5) Measurement facilities are owned, operated, and maintained by United Gas Pipe Line Company.

(6) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Delhi Gas
           Pipeline Corporation.

(7) Measurement facilities are owned, operated, and maintained by Kerr-McGee Corporation.

(8) Measurement facilities are owned, operated, and maintained by Louisiana Intrastate Gas Corporation.

(9) Measurement facilities are owned, operated, and maintained by Trunkline Gas Company.

(10) Measurement facilities are owned, operated, and maintained by Columbia Gulf Transmission Company.

(11) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Columbia Gulf Transmission Company.

(12) Measurement facilities are owned, operated, and maintained by Florida Gas Transmission Company.

(13) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by ANR Pipeline Company.

(14)       Measurement facilities are owned by Champlin Petroleum
           Company and operated and maintained by ANR Pipeline
           Company.

(15) Measurement facilities are owned by Transcontinental Gas Pipe Line Corporation and operated and maintained by ANR Pipeline Company.

(16) Measurement facilities are jointly owned by others and operated and maintained by ANR Pipeline Company.

(17) Measurement facilities are owned by United Gas Pipe Line Company and operated and maintained by ANR Pipeline
           Company.

(18) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Texas Eastern Transmission Corporation.

(19) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Natural Gas
           Pipeline Company of America.

(20) Measurement facilities are owned by Louisiana Intrastate Gas Corporation and operated and maintained by Texas Gas Transmission Corporation.

(21) Measurement facilities are owned, operated, and maintained by Texas Eastern Transmission Corporation.

(22) Measurement facilities are owned by Kerr-McGee Corporation and operated and maintained by ANR Pipeline Company.

(23)       Measurement facilities are operated and maintained by ANR
           Pipeline Company.

(24) Measurement facilities are owned, operated, and maintained by Transcontinental Gas Pipe Line Corporation.

(25) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Tennessee Gas Pipeline Company.

(26) Measurement facilities are owned, operated, and maintained by Northern Natural Gas Company.

(27) Measurement facilities are owned and maintained by Faustina Pipeline Company and operated by Texas Gas
           Transmission Corporation.

(28) Measurement facilities are owned by Samedan and operated and maintained by ANR Pipeline Company.

(29) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by CNG Producing.

(30) Measurement facilities are owned, operated, and maintained by Devon Energy Corporation.

(31)       Measurement facilities are owned by Total Minatome
           Corporation and operated and maintained by Texas Gas
           Transmission Corporation.

(32) Measurement and interconnecting pipeline facilities are owned by Transco-Louisiana Intrastate Pipeline Company. The measurement facilities are operated and maintained by Trunkline Gas Company.

(33) Measurement and interconnecting pipeline facilities are owned and maintained by Transco-Louisiana Intrastate Pipeline Company. The measurement facilities are operated and flow controlled by Texas Gas Transmission Corporation.

(34) Measurement facilities are owned, operated, and maintained by Mississippi River Transmission Corporation.

(35) Measurement facilities are owned, operated, and maintained by Texaco Inc.

(36) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Louisiana
           Resources Company.

(37) Measurement facilities are owned, operated, and maintained by Louisiana Resources Company.

(38) Measurement facilities are owned by Oklahoma Gas Pipeline Company and operated and maintained by ANR Pipeline
           Company.

(39) Measurement and interconnecting pipeline facilities are owned and maintained by Louisiana Resources Company. The measurement facilities are operated and flow controlled by Texas Gas Transmission Corporation.

(40) Measurement facilities are owned by Hall-Houston and operated and maintained by ANR Pipeline Company.

(41) Measurement facilities are owned, operated, and maintained as specified in Exhibit "B".

(42) Measurement facilities are owned by Enron Corporation and operated and maintained by Texas Gas Transmission
           Corporation.

(43)       Measurement facilities are owned by United Cities Gas
           Company and operated and maintained by TXG Engineering, Inc.

(44) Measurement facilities are owned, operated, and maintained by Arkla Energy Resources.

(45) Measurement facilities are owned by Falcon Seaboard Gas Company and operated and maintained by Texas Gas
           Transmission Corporation.

(46) Measurement facilities are owned by ANR Pipeline Company and operated and maintained by High Island Offshore
           System.

(47)       Measurement facilities are owned by Forest Oil
           Corporation, et al., and operated and maintained by Tenneco Gas Transportation Company.

(48) Measurement facilities are owned by PSI, Inc., and operated and maintained by ANR Pipeline Company.

(49) Measurement facilities are owned, operated, and maintained by Tennessee Gas Pipeline Company.

(50) Measurement facilities are owned, operated, and maintained by Colorado lnterstate Gas Company.

(51) Measurement facilities are owned by Producer's Gas Company and operated and maintained by Natural Gas Pipeline
           Company of America.

(52) Measurement facilities are owned by Zapata Exploration and operated and maintained by ANR Pipeline Company.

(53) Measurement facilities are jointly owned by Amoco, Mobil, and Union; operated and maintained by ANR Pipeline
           Company.

(54) Measurement facilities are owned, operated, and maintained by VHC Gas Systems, L.P.

(55) Measurement facilities are owned by Walter Oil and Gas and operated and maintained by Columbia Gulf Transmission
           Company.